                                                                 EXHIBIT 99.11

                               FOURTH AMENDMENT TO

                          CREDIT AGREEMENT AND CONSENT

           THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Fourth Amendment") dated as of July 21, 1997 is entered into by and among WELLPOINT HEALTH NETWORKS INC., a California corporation ("WellPoint California"), WELLPOINT HEALTH NETWORKS, INC., a Delaware corporation ("WellPoint Delaware;" as used herein, the term "Company" refers to WellPoint California before the Reincorporation Date (as hereafter defined) and WellPoint Delaware thereafter), each of the financial institutions that is a signatory hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as administrative and bid agent for the Banks (in such capacity, the "Administrative Agent"), NATIONSBANK OF TEXAS, N.A., as syndication agent for the Banks (in such capacity, the "Syndication Agent"), and CHASE MANHATTAN BANK, as documentation agent for the Banks (in such capacity the "Documentation Agent") and amends that certain Credit Agreement dated as of May 15, 1996 among the Company, the Banks, the Administrative Agent, Syndication Agent and the Documentation Agent, as amended by a First Amendment to Credit Agreement dated as of June 28, 1996, a Second Amendment to Credit Agreement dated as of April 21, 1997 and a Third Amendment to Credit Agreement dated as of April 21, 1997 (as so amended, the "Agreement").

                                    RECITALS

           A. WellPoint California has advised the Agents and the Banks that it has organized WellPoint Delaware under the laws of the State of Delaware as a wholly-owned Subsidiary of WellPoint California. Wellpoint Delaware has organized a wholly-owned Subsidiary, WLP Acquisition Corp. ("Merger Subsidiary") solely for purposes of effecting the transactions described below.

           B. By letter dated April 18, 1997 WellPoint California requested the Agents and the Banks to consent to (i) the merger of Merger Subsidiary into WellPoint California, pursuant to which Merger Subsidiary will disappear and WellPoint California will be the surviving entity and a wholly-owned Subsidiary of Wellpoint Delaware (the "Reincorporation"), (ii) the concurrent assignment of WellPoint California's obligations under the Loan Documents to, and the assumption of WellPoint California's obligations under the Loan Documents by, WellPoint Delaware (the "Loan Documents Assignment") and (iii) the potential merger of Blue Cross of California, WellPoint Dental Plan and WellPoint Pharmacy Plan with and into WellPoint California, and the transfer of the capital stock of certain of WellPoint California's direct and indirect wholly-owned Subsidiaries to WellPoint Delaware or its direct and indirect wholly-owned Subsidiaries (the



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"Reorganization"). Certain portions of the Reorganization may be consummated before or after the Reincorporation and Loan Document Assignment, but all transactions relating to the Reorganization shall be consummated within 30 days of the Reincorporation Date. WellPoint California has also requested that the Agents and the Banks waive and amend certain sections of the Agreement to permit the Reincorporation, Loan Document Assignment and the Reorganization and to reflect the new structure thereafter. The Reincorporation and the Reorganization are more fully described in WellPoint California's letter and a final proxy statement dated May 9, 1997 (the "May 1997 Proxy").

           C. In requesting these consents, WellPoint California has made certain representations to the Agents and the Banks. WellPoint California has represented that, upon the concurrent consummation of the Reincorporation and the Loan Documents Assignment as contemplated herein, at all times the borrower under the Agreement-- whether WellPoint California before the Reincorporation or WellPoint Delaware thereafter -- will directly or indirectly continuously own the interests in all Subsidiaries, or the assets of such Subsidiaries, which WellPoint California or its Subsidiaries now own. WellPoint California has also represented that, after giving effect to these transactions, neither Wellpoint Delaware nor any of its Subsidiaries will be party to or be bound by the terms of any agreement or instrument (other than pursuant to any Loan Document) that prohibits, restrains or imposes materially adverse conditions on the payment of dividends, except as already set forth in Section 6.23 of the Agreement.

           D. Separately, WellPoint California notified the Administrative Agent of the existence of a Mediation Agreement and Parental Guarantee dated May 15, 1996, a form of which is attached hereto as Exhibit A (the "Parental Guarantee"). WellPoint California has requested the Agents and the Banks to (i) waive any Events of Default that may have occurred under the Agreement by reason of the Parental Guarantee through the date hereof and (ii) to amend the Agreement to expressly permit the Parental Guarantee, and any replacements thereof required in connection with the Reincorporation and Reorganization, from and after the date hereof.

           E. In addition, WellPoint California has requested certain amendments to the Agreement relating to Bid Loans to give the Company more flexibility.

           F. The Banks and the Agents are willing to agree to WellPoint California's requests as set forth above on the terms and conditions set forth herein.



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           NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

           1. Terms. All terms used herein shall have the same meanings as in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

           2. Consents; Loan Document Assignment; Waivers. Subject to the timely satisfaction of the Applicable Conditions relating to each Applicable Transaction (as such terms are defined in Section 6 below):

           2.1 Consent to Reincorporation and Loan Document Assignment. The Agents and the Banks hereby consent to the Reincorporation and the concurrent Loan Document Assignment pursuant to Section 11.07 of the Agreement. Effective as of the date the Reincorporation is consummated (the "Reincorporation Date"), WellPoint California hereby assigns to WellPoint Delaware, and WellPoint Delaware hereby agrees to assume and perform, each and every covenant, agreement, right and obligation of WellPoint California under or in connection with the Agreement, the Notes and other Loan Documents. From and after the Reincorporation Date, all references to the "Company" under the Loan Documents shall be deemed references to WellPoint Delaware for all purposes as fully as though it had originally signed each Loan Document. From and after the Reincorporation Date, the Agents and the Banks hereby agree that WellPoint California shall be released from each and every obligation under the Agreement, shall have no further liability hereunder to the extent such obligations have been assumed by WellPoint Delaware, and shall no longer be a party to any Loan Document.

           2.2 Consent to Reorganization; Related Waivers. The Agents and the Banks hereby consent to the Reorganization, or any portion thereof, and agree that consummation of the Reorganization, or any part thereof, shall not be deemed a violation of Sections 7.04(a), 8.03, 8.04 (with respect to transfers in connection with the Reorganization by and among WellPoint California, WellPoint Delaware and their respective Subsidiaries), 8.06, 8.12, 8.13 (to the extent that such transfers by and among WellPoint California, WellPoint Delaware and their respective Subsidiaries are accomplished by means of Restricted Payments), 9.01(d) (as such subsection refers to other Sections of the Agreement which are waived in this sentence) and 9.01(m) (to the extent such transfers would be a default thereunder) of the Agreement. Except to the limited extent necessary to permit the Reorganization, such Sections shall



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remain in full force and effect before and after the Reorganization.

           2.3 Waiver re Parental Guarantee. The Agents and the Banks hereby waive any Events of Default that may have occurred under the Agreement by reason of the existence of the Parental Guarantee through the date hereof, including without limitation, under Sections 8.02, 8.06, 8.12, 9.01(b) and 9.01(d) of the Agreement.

           2.4 Consents and Waivers Specific. The consents and waivers contained in this Section 2 are specific in time and in intent and do not constitute, nor should they be construed as, a consent to any other action or waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor do they preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future consent to any action or waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a consent to any other action or waiver of any other default of the same or of any other term or provision.

           3. Amendments to Agreement. The Agents and the Banks hereby agree that the Agreement is amended as follows:

           3.1 Subject to the timely satisfaction of the Applicable Conditions relating to the Reincorporation, all references to the "Company" shall be deemed, effective as of the Reincorporation Date, to be references to WellPoint Delaware. The first paragraph of the Agreement shall be amended by deleting "a California corporation" and inserting "a Delaware corporation" in lieu thereof.

           3.2 Clause (b) of the definition of "Interest Period" in Section 1.01 of the Agreement is hereby amended by deleting "(or, if approved by the Bank making such Bid Loan, ninth or twelfth month thereafter)" and inserting "(or such other longer or shorter interest period of any length as the Company may request in a Competitive Bid Request and any Bank submitting a Competitive Bid in response thereto may agree)."

           3.3 Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

                      "'Loan Documents Assignment' means the assignment, concurrent with the Reincorporation, of WellPoint California's obligations under the Loan Documents to, and



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           the assumption of WellPoint California's obligations under the Loan
           Documents by, WellPoint Delaware, as more fully described in a letter dated April 18, 1997 from WellPoint California to the Administrative Agent and in a final proxy statement of WellPoint California dated May 9, 1997."

                      "'Parental Guarantee' means the Mediation Agreement and Parental Guarantee dated May 15, 1996 executed and delivered by WellPoint California and CaliforniaCare Health Plans, and any subsequent guaranties having similar provisions that do not broaden the scope of the obligations of the Company or any of its Subsidiaries, that may be required to be given by the Company in connection with the Reincorporation, a copy of which such subsequent guaranties shall be promptly delivered to the Administrative Agent."

                      "'Reincorporation' means (i) the merger of WLP Acquisition Corp., a Delaware corporation, into WellPoint California, pursuant to which WLP Acquisition Corp., will disappear and WellPoint California will be the surviving entity and a wholly-owned subsidiary of Wellpoint Delaware.

                      "'WellPoint California' means WellPoint Health Networks, Inc., a California corporation."

                      "'WellPoint Delaware' means WellPoint Health Networks, Inc., a Delaware corporation."

           3.4 Section 8.02 of the Agreement is hereby amended by deleting "and" at the end of subsection (e), deleting the period at the end of subsection (f) and inserting "; and" in lieu thereof, and inserting a new subsection (g) as follows:

                      "(g) Indebtedness under the Parental Guarantee."

           3.5 Section 8.12 of the Agreement is hereby amended by deleting "and" at the end of subsection (i), deleting the period at the end of subsection (i) and inserting "; and" in lieu thereof, and inserting a new subsection (k) as follows:

                      "(k) the Parental Guarantee."

           3.6 Subject to the timely satisfaction of the Applicable Conditions relating to each Applicable Transaction, Schedules 6.20, 6.21 and 8.02 to the Agreement shall be amended and restated, effective as of the date such Applicable Transaction is completed, in the form of Schedules 6.20, 6.21 and 8.02, respectively, delivered pursuant to Section 6.2(e) of this Fourth



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Amendment. Such revised schedules shall be modified solely to reflect the
Reincorporation, the Loan Documents Assignment and/or the Reorganization, as the case may be, and shall be in form and substance satisfactory to the Administrative Agent and the Banks.

           3.7 Line 13 under "Fixed Charge Coverage Ratio" in Attachment 1 to Exhibit F (Compliance Certificate) to the Agreement is amended and restated in its entirety as follows:

           "13.   Minimum Fixed Charge Coverage:
                  For fiscal quarter ending
                  December 31, 1996                                   3.00 to 1
                  For fiscal quarters ending
                  March 31, 1997, June 30, 1997,
                  September 30, 1997 and December 31, 1997            2.75 to 1
                  Thereafter                                          3.00 to 1"


           4. Representations and Warranties. WellPoint California and WellPoint Delaware jointly and severally represent and warrant to the Banks and the Agents that, on and as of the date hereof, and after giving effect to this Fourth
Amendment:

           4.1 Authorization. The execution, delivery and performance of this Fourth Amendment have been duly authorized by all necessary corporate action by WellPoint California and WellPoint Delaware and this Fourth Amendment has been duly executed and delivered by WellPoint California and WellPoint Delaware.

           4.2 Binding Obligation. This Fourth Amendment is the legal, valid and binding obligation of WellPoint California and WellPoint Delaware, enforceable against WellPoint California and WellPoint Delaware, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

           4.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Fourth Amendment will not (a) contravene the terms of WellPoint California's and WellPoint Delaware's articles or certificate of incorporation, by-laws or other organization document; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which WellPoint California or WellPoint Delaware is a party or any order, injunction, writ or decree of any Governmental Authority to which WellPoint California, WellPoint Delaware or their respective Property is subject; or (c) violate any Governmental Rules where such violation would reasonably be expected to have a Material Adverse Effect. Other than as contemplated in



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connection with the Reorganization or referred to in Section 6.2 of this Fourth
Amendment, no approval, consent, exemption, authorization of other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by WellPoint California or WellPoint Delaware of this Fourth Amendment, or the transactions contemplated thereby.

           4.4 Incorporation of Certain Representations. The representations and warranties of WellPoint California set forth in Article VI of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except (a) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (b) that the Recapitalization itself shall not be deemed to have a Material Adverse Effect for purposes of the representations and warranties in Sections 6.11(b) and (c) of the Agreement.

           4.5 Reincorporation/Reorganization Documents. Attached hereto as
Schedule 4.5 is a complete and correct list of the voting agreement, the voting trust agreement, the registration rights agreement and all other material consents, documents, agreements, opinions and instruments, including amendments thereto, relating to the Reincorporation and the Reorganization (the "Reincorporation/Reorganization Documents").

           4.6 Default. After giving effect to this Fourth Amendment, no Default or Event of Default under the Agreement shall have occurred and be continuing.

           4.7 Ownership of Assets. At all times during and after the consummation of the Reincorporation, the Reorganization and the Loan Documents Assignment, the entity liable as the borrower under the Agreement will directly or indirectly own the interests in all Subsidiaries, and the assets of such subsidiaries, which WellPoint California and its Subsidiaries owned immediately prior to the commencement of the Reincorporation and Loan Document Assignment.

           5. Conditions, Effectiveness. The effectiveness of this Fourth Amendment shall be subject to the compliance by WellPoint California and WellPoint Delaware with its agreements herein contained, and to the delivery of the following to the Administrative Agent in form and substance satisfactory to the Administrative Agent:

           5.1 Corporate Resolutions. A copy of a resolution or resolutions passed by the Board of Directors of WellPoint California and WellPoint Delaware, certified by the Secretary or



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an Assistant Secretary of WellPoint California and WellPoint Delaware,
respectively, as being in full force and effect on the date hereof, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Fourth Amendment and any note or other instrument or agreement required hereunder.

           5.2 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of WellPoint California and WellPoint Delaware dated as of the date hereof, as to the incumbency of the person or persons authorized to execute and deliver this Fourth Amendment and any instrument or agreement required hereunder on behalf of WellPoint California and WellPoint Delaware, respectively.

           5.3 Other Evidence. Such other evidence with respect to WellPoint California, WellPoint Delaware or any other person as any Bank may reasonably request in connection with this Fourth Amendment and the compliance with the conditions set forth herein.

           6. Conditions Precedent to Consent to Reincorporation or Reorganization. The consent of the Agents and the Banks to any transactions included as part of the Reincorporation, the Reorganization and the Loan Documents Assignment (each an "Applicable Transaction") is subject to satisfaction of the following conditions precedent applicable to such Applicable Transaction on or before the date all of the actions constituting such Applicable Transaction are completed, unless all of the Banks, in their sole and absolute discretion, shall agree otherwise (the conditions applicable to any particular Applicable Transaction being referred to herein as the "Applicable Conditions"):

           6.1 Reincorporation/Reorganization Documents. The
Reincorporation/Reorganization Documents shall be in form and substance satisfactory to the Administrative Agent and the Majority Banks, with no material amendments to the forms of any such documents previously delivered to the Administrative Agent not consented to by the Majority Banks.

           6.2 Delivery of Documents. The Administrative Agent shall have received all of the following on or before the Reincorporation Date in form and substance satisfactory to the Administrative Agent in sufficient copies for each
Bank:

                      (a) Organization Documents. With respect to WellPoint Delaware and any other material Subsidiary thereof being formed in connection with the Reincorporation or the Reorganization: (i) the articles or



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           certificate of incorporation of such Persons, certified by the
           Secretary of State of its incorporation, and the bylaws of such Persons, certified by the Secretary or Assistant Secretary of such Persons; and (ii) a good standing certificate for such Persons from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation dated as of a recent date.

                      (b) Reincorporation/Reorganization Documents. True, correct and complete copies of the Reincorporation/ Reorganization Documents in substantially final form.

                      (c) Officer's Certificates. A certificate signed by Responsible Officers of both WellPoint California and WellPoint Delaware certifying, representing and warranting that the matters set forth in Section 6.3 of this Fourth Amendment are true and correct in all respects on and as of the date of such certificate and were or will be true and correct as of the date of each Applicable Transaction as though made on and as of such date.

                      (d) Debt Ratings. Evidence of the Debt Ratings after giving effect to the Reincorporation and Reorganization.

                      (e) Amended Schedules. Amended and restated Schedules 6.20, 6.21 and 8.02 to the Agreement which give effect to the Reincorporation and Reorganization, which schedules shall be in compliance with Section 3.6 of this Fourth Amendment.

                      (f) Opinion of Counsel. Opinions of Brobeck, Phleger & Harrison LLP and Thomas C. Geiser, Esq., Executive Vice President, General Counsel and Secretary of WellPoint Delaware and addressed to the Administrative Agent and the Banks covering (i) the due organization, incorporation and qualification of WellPoint Delaware, and (ii) such matters as the Administrative Agent and the Banks may reasonably request with respect to the Reincorporation, the Reorganization, the Loan Document Assignment and this Fourth Amendment.

           6.3 Certain Matters. After giving effect to the Reincorporation and the Reorganization, or any portion thereof:

           (a) the representations and warranties of the Company contained in
Article VI of the Agreement are true and correct with respect to WellPoint Delaware in all respects as though made on and as of such dates, including without limitation Section 6.23 of the Agreement (No Impairment of Subsidiaries' Ability to Pay Dividends), except (i) to the extent such representations and



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warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) to the extent such representations and warranties are modified by the schedules delivered pursuant to Section 6.2(e)) and (iii) that the Recapitalization itself shall not be deemed to have a Material Adverse Effect for purposes of the representations and warranties in Sections 6.11(b) and (c) of the Agreement;

           (b) the Company directly or indirectly has continuously owned, owns and will own the interests in all Subsidiaries, or the assets of such Subsidiaries, which WellPoint California owned directly or indirectly prior to the Reincorporation or Reorganization;

           (c) each Applicable Transaction was completed in all material respects in accordance with the May 1997 Proxy and WellPoint California's letter dated April 18, 1997, and all conditions set forth in the Reincorporation/Reorganization Documents relevant to such Applicable Transaction were satisfied in the manner set forth therein without any waiver or modification of any material term or condition thereto not consented to by the Agents and the Banks and, to such Responsible Officer's knowledge, no person is in default under any Reincorporation/Reorganization Document;

           (d) all material consents, approvals, licenses and/or authorizations from the California Department of Corporations, the California and Delaware departments of insurance, the Blue Cross Blue Shield Association ("BCBSA") and any Governmental Authority or other Person necessary or advisable to complete each Applicable Transaction were obtained on or before the date of such Applicable Transaction, and all of such consents, approvals, licenses and/or authorizations remain in full force and effect;

           (e) if and as required for any Applicable Transaction, the approval by the shareholders of the Company in accordance with the terms of the Company's articles of incorporation and bylaws was obtained on or prior to the date of such Applicable Transaction;

           (f) the Company and each HMO Subsidiary are in compliance in all material respects with the requirements of all applicable HMO Regulations and all other applicable Governmental Rules on a proforma basis as of the date of such Applicable Transaction;

           (g) no legal or arbitral proceedings are pending or, to the knowledge of the Company, threatened by or before any Governmental Authority with respect to any Applicable Transaction that seeks to enjoin, restrict or prevent any Applicable Transaction or otherwise to impose materially adverse conditions



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upon any Applicable Transaction or upon the Company and its Subsidiaries after consummation thereof;

           (h) no Default or Event of Default has occurred and is continuing or will result therefrom, including without limitation Section 8.15 of the Agreement (No Impairment of Subsidiaries' Ability to Pay Dividends); and

           (i) all Applicable Transactions relating to the Reorganization shall have been consummated within 30 days of the Reincorporation Date.

           6.4 Effectiveness of Third Amendment to Subordinated Term Loan Agreement and Consent. If the Subordinated Term Loan Agreement dated as of November 21, 1996, among the Company, the banks party thereto and Bank of America National Trust and Savings Association, as the administrative agent, is still in effect, a Third Amendment thereto consenting to the Reincorporation and Reorganization and waiving and amending sections of such agreement in substantially the same form as this Fourth Amendment shall have become, or concurrently therewith is becoming, effective.

           6.5 Officer's Certificate re Completion. Promptly following the completion of the last Applicable Transaction, the Company shall deliver to the Administrative Agent a certificate of a Responsible Officer:

           (a) certifying, representing and warranting that the matters set forth in Section 6.3 of this Fourth Amendment are true and correct in all respects on and as of the date of such certificate as though made on and as of such date; and

           (b) describing all Applicable Transactions that were completed and the timing thereof.

           6.6 Pro Forma Financials; Compliance Certificate; Final Documents. Within 30 days after delivery of the notice referred to in Section 6.5 above, the Company shall deliver to the Administrative Agent a certificate of a Responsible Officer attaching:

           (a) Pro forma financial consolidating statements of the Company as of December 31, 1996 giving effect to the Reincorporation and Reorganization;

           (b) A Compliance Certificate as of December 31, 1996 signed by a Responsible Officer substantially in the form of Exhibit F to the Agreement demonstrating compliance with the financial covenants by the Company on a pro forma basis after giving effect to the Reincorporation and Reorganization; and



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           (c) Copies of the final, executed Reincorporation/ Reorganization
Documents, together with any amendments thereto in effect at that date.

           6.7 Other Evidence. Such other evidence with respect to the Reincorporation, Reorganization, WellPoint Delaware or any other person as any Bank may reasonably request.

           7. Miscellaneous.

           7.1 Effectiveness of Agreement. Except as hereby expressly amended, the Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

           7.2 No Waiver. This Fourth Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Documents, constitute a waiver of any other default of the same or of any other term or provision.

           7.3 Counterparts; All Banks. This Fourth Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment shall become as of the date hereof upon WellPoint California, WellPoint Delaware, all Banks and the Agents having signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Administrative Agent.

           7.4 Jurisdiction. This Fourth Amendment shall be governed by and construed under the laws of the State of California.



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

           IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date first written above.

                                        WELLPOINT HEALTH NETWORKS INC.,
                                        a California corporation

                                        By: /s/ HOWARD G. PHANSTIEL
                                           -------------------------------------

                                        Name: Howard G. Phanstiel
                                             -----------------------------------

                                        Title: Executive Vice President
                                              ----------------------------------

                                        WELLPOINT HEALTH NETWORKS INC.,
                                        a Delaware corporation

                                        By: /s/ HOWARD G. PHANSTIEL
                                           -------------------------------------

                                        Name: Howard G. Phanstiel
                                             -----------------------------------

                                        Title: Executive Vice President
                                              ----------------------------------



                                           [OTHER SIGNATURE LINES OMITTED]



(Signatures continue)

                          EXHIBIT A TO FOURTH AMENDMENT

                               MEDIATION AGREEMENT

                                       AND

                               PARENTAL GUARANTEE

The undersigned Primary Licensee and Affiliate Licensee hereby agree to use the Blue Cross and Blue Shield Association Board-established mediation and mandatory dispute resolution processes in lieu of legal action between or among another controlled affiliate, a licensed Plan or Blue Cross and Blue Shield Association.

The undersigned Primary Licensee also certifies that it guarantees to the full extent of its assets, all of the contractual and financial obligations of the Affiliate Licensee to its customers.

  /s/ Leonard D. Schaeffer                               5/15/96
------------------------------                           --------
Leonard D. Schaeffer                                     Date
Chief Executive Officer of
WellPoint Health Networks Inc.




 /s/ Leonard D. Schaeffer                                5/15/96
------------------------------                           --------
Leonard D. Schaeffer                                     Date
Chairman, Board of Directors
CaliforniaCare Health Plans



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


                                  SCHEDULE 4.5

                    REINCORPORATION/REORGANIZATION DOCUMENTS

           1. Amended and Restated Voting Agreement by and among WellPoint Health Networks Inc., a California corporation ("WellPoint California"), WellPoint Health Networks Inc., a Delaware corporation ("WellPoint Delaware"), and California HealthCare Foundation (the "Foundation").

           2. Amended and Restated Voting Trust Agreement by and among Wilmington Trust Co. and the Foundation.

           3. Amended and Restated Registration Rights Agreement by and among WellPoint California, WellPoint Delaware and U.S. Trust Company of California, NA.

           4. Amended and Restated Share Escrow Agent Agreement by and among WellPoint California, WellPoint Delaware and the Foundation.

           5. Blue Cross License Agreement by and between the Blue Cross Blue Shield Association (the "BCBSA") and WellPoint Delaware.

           6. California Blue Cross License Addendum by and between the BCBSA, WellPoint Delaware and Blue Cross of California.

           7. Blue Cross Affiliate License Agreement by and between the BCBSA and Blue Cross of California.

           8. Blue Cross Affiliate License Agreement by and between the BCBSA and BC Life & Health Insurance Company ("BC Life").

           9. Blue Cross Controlled Affiliate License Agreement Applicable to Life Insurance Companies by and between the BCBSA and BC Life.

           10. Order of the California Department of Corporations approving the Notices of Material Modification filed April 15, 1997 by WellPoint California, Blue Cross of California, WellPoint Pharmacy Plan and WellPoint Dental Plan.

           11. Approval by Department of Insurance of the State of Delaware to change in direct and indirect ownership of UNICARE Life & Health Insurance Company.

           12. Approval of Department of Insurance of the State of California to change in direct and indirect ownership of BC Life & Health Insurance Company and UNICARE Insurance Company.

           13. Approval of Department of Insurance of the State of Texas to change in direct and indirect ownership of UNICARE of Texas Health Plans, Inc.

           14. Certificate of Ownership of WellPoint Health Networks Inc. effecting the short-form merger of Blue Cross of California, WellPoint Dental Plan and WellPoint Pharmacy Plan into WellPoint California.

           15. Approval of formation of new Delaware holding company structure by shareholders of WellPoint Health Networks Inc., a California corporation.

           16. Approval by Blue Cross Shield Association of assignment of various license agreements.

           17. Undertakings dated as of July 31, 1997 made by WellPoint Delaware, WellPoint California Services, Inc. and Blue Cross of California to the California Department of Corporations.

           18. Agreement and Plan of Reorganization dated as of July 22, 1997 by and among WellPoint Delaware, WellPoint Health Networks Inc., a California corporation, and WLP Acquisition Corp., and the Agreement of Merger dated as of such date between such parties.




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